UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 22, 2025
SOLVENTUM CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	File No. 001-41968	92-2008841
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3M Center, Building 275-6W 2510 Conway Avenue East, Maplewood, Minnesota		55144
(Address of Principal Executive Offices)		(Zip Code)
(Registrant’s Telephone Number, Including Area Code) (651) 733-1110
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.01 Per Share	SOLV	New York Stock Exchange
Securities registered pursuant to section 12(g) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange Act.     ☐

Item 8.01. Other Events.

On August 22, 2025, Solventum Corporation (the “Company”) issued a press release announcing the commencement of cash tender offers (the “Tender Offers”) to purchase the Company’s outstanding notes of the series listed below for up to $1,750,000,000 aggregate purchase price. The Company is offering to purchase (i) its 5.450% Senior Notes due 2027 (the “2027 Notes”), 5.400% Senior Notes due 2029, 5.600% Senior Notes due 2034 and 5.450% Senior Notes due 2031 for an aggregate purchase price of up to $1,250,000,000 and (ii) its 6.000% Senior Notes due 2064 and 5.900% Senior Notes due 2054 for an aggregate purchase price of up to $500,000,000. The 2027 Notes will also be subject to an aggregate purchase price sublimit of $500,000,000. The Tender Offers are subject to the terms and conditions (including a financing condition) set forth in an offer to purchase, dated August 22, 2025 (the “Offer to Purchase”).

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

The information contained in this Current Report on Form 8-K does not constitute an offer to sell, a solicitation to buy, or an offer to purchase any securities. The Tender Offers are being made only pursuant to the Offer to Purchase. The Tender Offers are being made only in such jurisdictions as is permitted under applicable law.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
99.1	Press release announcing the launch of the Tender Offers, dated August 22, 2025
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOLVENTUM CORPORATION

By:	/s/ Wayde McMillan

Wayde McMillan
Executive Vice President and Chief Financial Officer
Dated: August 22, 2025